Share Based Compensation	6 Months Ended
Jun. 30, 2025
Share-Based Payment Arrangement [Abstract]
Share Based Compensation
16.	Share Based Compensation

2023 Equity incentive plan

In September 2023, the Company adopted the 2023 Equity incentive plan which allows the Company to offer incentive awards to employee, directors and consultants (collectively, “the Participants”). Under the 2023 Equity incentive plan, the Company issued 870,000 Class A Ordinary Shares as the incentive awards to the Participants with no restrictive legend affixed. The fair values of share units are determined based on the closing price of the grant date of the Company’s ordinary shares.

Share-based compensation expense of $1,009,200 was immediately recognized in general and administrative expenses for the six months ended June 30, 2024 with no vesting conditions. No share-based compensation expense was recognized for the six months ended June 30, 2025.